                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                                  and Class B
                                 Common Stock
                                      of
                          GERBER CHILDRENSWEAR, INC.
           Pursuant to the Preliminary Prospectus Dated May 23, 2002
                                      by
                                 CRADLE, INC.
                         a wholly owned subsidiary of
                               KELLWOOD COMPANY
                                      and
                               KELLWOOD COMPANY

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 21, 2002, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

        By Mail:             By Overnight Courier:            By Hand:

     59 Maiden Lane          6201 15th Avenue, 3rd      59 Maiden Lane, Plaza
                                     Floor                      Level
   New York, NY 10038         Brooklyn, NY 11219         New York, NY 10038
                            Attn: Reorg Department

By Facsimile Transmission:                                Confirm Facsimile
                                                            Transmission
      (For Eligible                                      By Telephone Only:
   Institutions Only)
      718-234-5001                                          212-936-5100

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

                                      DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------

      Share Certificate(s) Tendered        Name(s) and Address(es) of Registered Holder(s) (Please fill in,
  (Attach Additional List if Necessary)    if blank, exactly as name(s) appear(s) on Share Certificate(s))
-----------------------------------------------------------------------------------------------------------
                Total Number
                 of Shares        Number
Certificate     Represented     of Shares
Number(s)*   by Certificate(s)* Tendered**
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Shares

 *   Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered. See Instruction 4

 [_]  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION
      11.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      This Letter of Transmittal is to be used by stockholders of Gerber Childrenswear, Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Preliminary Prospectus, dated May 23, 2002 (the "Preliminary Prospectus")) is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by American Stock Transfer & Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") as defined in and pursuant to the procedures set forth in the Preliminary Prospectus.

      Stockholders whose certificates for Shares are not immediately available or who cannot deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Preliminary Prospectus) must tender their Shares pursuant to the guaranteed delivery procedures specified under the section of the Preliminary Prospectus entitled "The Offer--Procedure for Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


 [_]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution: ________________________________________

      Account Number: _______________________________________________________

      Transaction Code Number: ______________________________________________

 [_]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
      OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

      Name(s) of Registered Holder(s): ______________________________________

      Window Ticket Number (if any): _______________________________________

      Date of Execution of Notice of Guaranteed Delivery: ___________________

      Name of Institution that Guaranteed Delivery: _________________________

      If Delivered by Book-Entry Transfer, Check Box: [_]

      Account Number: _______________________________________________________

      Transaction Code Number: ______________________________________________


      The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to Cradle, Inc., a Delaware corporation ("Cradle") and a wholly owned subsidiary of Kellwood Company, a Delaware corporation ("Kellwood"), and Kellwood the above-described shares of (i) Common Stock, par value $0.01 per share, of Gerber Childrenswear, Inc., a Delaware corporation ("Gerber") (the "Voting Common Stock"), and/or (ii) Class B Common Stock, par value $0.01 per share, of Gerber (the "Class B Common Stock" and together with the Voting Common Stock, the "Gerber Common Stock" or the "Shares" and each share of Gerber Common Stock being hereinafter referred to as a "Share"), pursuant to Kellwood and Cradle's offer to purchase all outstanding Shares, for consideration consisting of a combination of Kellwood common stock, par value $0.01 per share ("Kellwood Common Stock") and cash with a value of $6.85 per share, based on the formula described in the Preliminary Prospectus, comprised of at least $3.42 in cash, net without interest, and up to $3.43 in value of Kellwood Common Stock (together with the associated preferred stock purchase rights), upon the terms and subject to the conditions set forth in the Preliminary Prospectus dated May 23, 2002 (the "Preliminary Prospectus"), receipt of which is hereby acknowledged, and in this related Letter of Transmittal (which, each as amended or supplemented from time to time, together constitute the "Offer").

      In lieu of fractional shares, each tendering stockholder who would otherwise be entitled to a fraction share of Kellwood Common Stock will be paid an amount in cash (rounded to the nearest whole cent) equal to the product of
(x) that fraction of a share of Kellwood Common Stock to which you are entitled (after aggregating all fractional shares of Kellwood Common Stock that you otherwise would receive) and (y) the average of the closing price of one share of Kellwood Common Stock on the NYSE, as reported in The Wall Street Journal, for the 18 trading days immediately preceding the second trading day prior to the initial scheduled expiration date of the Offer.

      The undersigned understands that Cradle and Kellwood reserve the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of their affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Cradle or Kellwood of their obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

      Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Cradle all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of the Shares on or after May 15, 2002 (collectively, "Distributions")), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares and all Distributions, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for Shares (and any and all Distributions), or transfer ownership of the Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Cradle, (ii) present Shares (and any and all Distributions) for transfer on the books of Gerber, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares (and any and all Distributions), all in accordance with the terms of the Offer.

      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the President of Cradle, and any individual who shall thereafter succeed to any such office of Cradle, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered hereby and accepted for payment by Cradle (and any and all Distributions), to vote in the manner as each of them or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all the Shares tendered hereby which have been accepted for payment by Cradle prior to the time of the vote which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of Gerber. This power of attorney and proxy is coupled with an interest in Gerber and in the Shares and is irrevocable and is granted in consideration of, and is effective when, if and to the extent that Cradle accepts the Shares for payment pursuant to the Offer. Acceptance for payment shall revoke, without further action, all prior powers of attorney and proxies granted by the undersigned at any time with respect to the Shares (and all Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of the Shares, Cradle or Cradle's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to the Shares.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions), and that when the same are accepted for payment by Cradle, Cradle will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, Kellwood, or Cradle to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Cradle all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending the remittance and transfer or appropriate assurance thereof, Cradle shall be entitled to all rights and privileges as owner of each Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from the purchase price the amount or value of the Distribution as determined by Cradle in its sole discretion.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Preliminary Prospectus, this tender is irrevocable.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section of the Preliminary Prospectus entitled "The Offer--Procedure for Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned, Kellwood and Cradle upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Preliminary Prospectus, neither Kellwood nor Cradle may be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated in the box entitled "Special Payment Instructions" below, the undersigned requests that the check for the purchase price and/or the Kellwood Common Stock and/or return any certificates for Shares not tendered or accepted for payment be issued in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned requests that the check for the purchase price and/or the Kellwood Common Stock and/or return any certificates evidencing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned requests that the check for the purchase price and/or the Kellwood Common Stock and/or any certificates evidencing Shares not tendered or accepted for payment in the name(s) of the undersigned, be mailed to the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," the undersigned requests that any Shares tendered herewith by book-entry transfer that are not accepted for payment be credited to the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that neither Kellwood nor Cradle has any obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Cradle or Kellwood do not accept for payment any of the Shares so tendered.

      The undersigned understands that surrender is not made in acceptable form until the receipt by the Depositary of the Letter of Transmittal, or a facsimile hereof, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to Cradle (which may delegate power in whole or in part to the Depositary). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by Cradle and Kellwood (who may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

---------------------------------------------------------  ------------------------------------------------------
             SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS

       (See Instructions 1, 5, 6 and 7 of this                   (See Instructions 1, 5, 6 and 7 of this
                Letter of Transmittal)                                    Letter of Transmittal)

  To be completed ONLY if the check and the                  To be completed ONLY if the check and the
shares of Kellwood Common Stock for the                    shares of Kellwood Common Stock for the
purchase price of Shares accepted for payment or           purchase price of Shares accepted for payment or
certificates evidencing Shares not tendered or not         certificates evidencing Shares not tendered or not
accepted for payment are to be issued in the name          accepted for payment are to be sent to someone
of someone other than the undersigned or if Shares         other than the undersigned, or to the undersigned at
tendered hereby and delivered by book-entry                an address other than that shown under
transfer that are not accepted for payment are to be       "Description of Shares Tendered."
returned by credit to an account maintained at the
Book-Entry Transfer Facility other than the                  Mail check, Kellwood Common Stock
account indicated above.                                   certificates and/or Share certificates to:

  Issue check, Kellwood Common Stock                       Name _______________________________________________
certificates and/or Share certificates to:                                    (Please Print)

Name _________________________________________________     Address ____________________________________________
                    (Please Print)
                                                           ____________________________________________________
Address ______________________________________________
                                                           ____________________________________________________
______________________________________________________                      (Include Zip Code)

______________________________________________________     ____________________________________________________
                  (Include Zip Code)                       (Taxpayer Identification or Social Security Number)
                                                                (Also Complete Substitute Form W-9 Below)
______________________________________________________
    (Tax Identification or Social Security Number)
      (Also Complete Substitute Form W-9 Below)

Credit shares delivered by book-entry transfer and not purchased to the book-entry transfer facility account.

______________________________________________________
                   (Account Number)
---------------------------------------------------------  ------------------------------------------------------

                                   SIGN HERE
                     (To Be Completed By All Stockholders)
                   (Also Complete Substitute Form W-9 Below)

  X _________________________________________________________________________
                                                         Dated: __ , 2000

  X _________________________________________________________________________
                                                         Dated: __ , 2000
                    (Signature(s) of Holder(s))
  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5 of this Letter of Transmittal.)

  Name(s): __________________________________________________________________
                                (Please Print)

  Name of Firm: _____________________________________________________________

  Capacity (full title): ____________________________________________________

  Address: __________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  Daytime Area Code and Telephone Number: ___________________________________

  Tax Identification or Social Security Number: _____________________________
                                                 (Complete Substitute Form W-9
                                                 Below)

                           GUARANTEE OF SIGNATURE(S)
           (See Instructions 1 and 5 of this Letter Of Transmittal)

  Authorized Signature: _____________________________________________________

  Name(s): __________________________________________________________________

  _____________________________________________________________________________
                                (Please Print)

  Title: ____________________________________________________________________

  Name of Firm: _____________________________________________________________

  Address: __________________________________________________________________
                              (Include Zip Code)

  Area Code and Telephone Number: ___________________________________________

  Date: ______________________________________________________ , 2002

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless the holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of Gerber either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Preliminary Prospectus entitled "The Offer--Procedure for Tendering Shares." For Shares to be validly tendered pursuant to the Offer, (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of the Depositary's addresses set forth herein and either certificates or a timely Book-Entry Confirmation for tendered Shares must be received by the Depositary at one of such addresses, in each case prior to the Expiration Date (as defined in the Preliminary Prospectus), or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

      Stockholders whose certificates for Shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described in the Preliminary Prospectus. Pursuant to this procedure: (a) tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Cradle herewith (or a facsimile thereof), must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all physically tendered Shares, in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in the Preliminary Prospectus. A "trading day" is any day on which the New York Stock Exchange is open for business.

      THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH

RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

      4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the Expiration Date. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5.  Signatures on Letter of Transmittal; Stock Powers and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) evidencing the Shares without alteration, enlargement or any other change whatsoever.

      If any Shares tendered hereby are owned of record by two or more persons, all persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in the names of different holders on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement of certificates or separate stock powers is required, unless payment is to be made to, or certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on the certificate(s) and stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate(s) or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to Cradle of the person's authority so to act must be submitted.

      6. Stock Transfer Taxes. Each tendering stockholder will pay or cause to be paid all stock transfer taxes for which the stockholder is liable with respect to the sale and transfer of any Shares to Cradle or its order pursuant to the Offer and such transfer taxes may be deducted from the cash consideration otherwise payable to the stockholder. If payment of the purchase price of any Shares purchased is to be made to, or certificate(s) evidencing Shares not tendered or not purchased are to be registered in the name of, a person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the cash portion of the consideration paid, unless evidence satisfactory to Cradle of the payment of the taxes, or exemption therefrom, is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

      7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby and/or the Kellwood Common Stock is to be issued, and/or certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and/or the certificates are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to the account maintained at the Book-Entry Transfer Facility as the stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which the Shares were delivered.

      8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent, Innisfree M&A Incorporated, at the addresses and telephone numbers set forth below. Additional copies of the Preliminary Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from brokers, dealers, commercial banks or trust companies.

      9. Waiver of Conditions. Except as otherwise provided in the Agreement and Plan of Merger, dated as of May 15, 2002 among Kellwood, Cradle and Gerber, Cradle reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

      10. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that this number is correct and that the stockholder is not subject to backup withholding of United States federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless the stockholder has since been notified by the Internal Revenue Service that the stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 30% United States federal income tax withholding with respect to any payments received pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% on all payments of the purchase price to the stockholder until a TIN is provided to the Depositary.

      11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent, American Stock Transfer & Trust

Company, at 212-936-5100. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

      Under the U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with the stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If the stockholder is an individual, the TIN is the stockholder's social security number. If a tendering stockholder is subject to backup withholding, the stockholder must cross out Item (2) of Part 3 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%. Penalties also may be imposed by the Internal Revenue Service on stockholders who provide false information.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the individual must submit a Form W-8 BEN, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 BEN can be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on Part 2 of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies to a stockholder, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                        PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN), and (b) that the stockholder is not subject to backup withholding because (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that the stockholder is exempt from backup withholding.

                      WHAT NUMBER TO GIVE THE DEPOSITARY

      The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 30% of all payments of the purchase price to the stockholder until a TIN is provided to the Depositary.

    PAYERS'S NAME:  AMERICAN STOCK TRANSFER & TRUST COMPANY, AS DEPOSITARY

                                    Part 1--Please provide your TIN in the          TIN:
        SUBSTITUTE                  box at right and certify by signing and
         FORM W-9                   dating below.
Department of the Treasury,                                                         ----------------------------
 Internal Revenue Service                                                           Social Security Number
                                                                                    or Employer
    Payer's Request For                                                             Identification Number
  Taxpayer Identification                                                           (If waiting for TIN,
     Number (TIN) and                                                               write "Applied For")
  Certification For Payee
    Exempt From Backup              --------------------------------------------------------------------------------
        Withholding                 Part 2--For payees exempt from backup
                                    withholding, please write "EXEMPT"
                                    below.
                                                                                    -----------------------------

-                                   --------------------------------------------------------------------------------
Part 3--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)  The number shown on this form is my correct taxpayer identification number (or I have applied for a taxpayer identification number and one has not been issued to me).

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)  Any information provided on this form is true, correct and complete.

(4)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

(Also see instructions in the enclosed Guidelines.)

Signature: __________________________________________________________
                                                         Date  , 2002

Name: _______________________________________________________________
                           (Please Print)

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE ON THE FOLLOWING PAGE IF YOU WROTE "APPLIED FOR" IN THE SPACE PROVIDED FOR THE TIN IN PART 1 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

  Signature: ________________________________________________________________
                                                         Date: __ , 2002

      Questions and requests for assistance may be directed to the Information Agent, Innisfree M&A Incorporated, as set forth below. Requests for copies of the Preliminary Prospectus, the Letter of Transmittal and other related materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

                    The Information Agent for the Offer is:

[LOGO] Innisfree
    M&A Incorporated
                        501 Madison Avenue, 20th Floor
                           New York, New York 10022
               Bankers and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll Free: (888) 750-5834

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